Exhibit 32.1
Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2001.
In connection with the Annual Report of Hartville Group, Inc. (the “Company”) on Form 10-KSB for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of Dennis Rushovich, Chief Executive Officer and President of the Company, and Christopher R. Sachs, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 31, 2008

/s/ Dennis Rushovich
Dennis Rushovich, CEO

/s/ Christopher R. Sachs
Christopher R. Sachs,
Chief Financial Officer and Principal Accounting Officer

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